Exhibit 24

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Edward J. Rasmussen, James P. O’Brien and Charles E. McTiernan, Jr., and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 28th day of January, 2009.

/s/ Kevin Burke

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Edward J. Rasmussen and James P. O’Brien, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 20th day of February, 2009.

/s/ Robert Hoglund

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Edward J. Rasmussen and James P. O’Brien, and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 20th day of February, 2009.

/s/ Edward J. Rasmussen

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Edward J. Rasmussen, James P. O’Brien and Charles E. McTiernan, Jr., and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 26th day of January, 2009.

/s/ Eugene R. McGrath

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Edward J. Rasmussen, James P. O’Brien and Charles E. McTiernan, Jr., and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 26th day of January, 2009.

/s/ Vincent A. Calarco

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Edward J. Rasmussen, James P. O’Brien and Charles E. McTiernan, Jr., and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 27th day of January, 2009.

/s/ George Campbell Jr.

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Edward J. Rasmussen, James P. O’Brien and Charles E. McTiernan, Jr., and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 3rd day of February, 2009.

/s/ Gordon J. Davis

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Edward J. Rasmussen, James P. O’Brien and Charles E. McTiernan, Jr., and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 27th day of January, 2009.

/s/ Michael J. Del Giudice

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Edward J. Rasmussen, James P. O’Brien and Charles E. McTiernan, Jr., and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 27th day of January, 2009.

/s/ Ellen Futter

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Edward J. Rasmussen, James P. O’Brien and Charles E. McTiernan, Jr., and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 26th day of January, 2009.

/s/ John F. Hennessy III

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Edward J. Rasmussen, James P. O’Brien and Charles E. McTiernan, Jr., and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 3rd day of February, 2009.

/s/ Sally Hernandez

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Edward J. Rasmussen, James P. O’Brien and Charles E. McTiernan, Jr., and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 27th day of January, 2009.

/s/ John F. Killian

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Edward J. Rasmussen, James P. O’Brien and Charles E. McTiernan, Jr., and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 27th day of January, 2009.

/s/ Peter W. Likins

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Edward J. Rasmussen, James P. O’Brien and Charles E. McTiernan, Jr., and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 28th day of January, 2009.

/s/ Michael W. Ranger

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints Robert Hoglund, Edward J. Rasmussen, James P. O’Brien and Charles E. McTiernan, Jr., and each of them (with full power to act without the others), the true and lawful attorneys-in-fact and agents for and on behalf of the undersigned, and in the undersigned’s name, place and stead, in the undersigned’s capacity as Director or Officer or both, as the case may be, of Consolidated Edison, Inc. (“Con Edison”) to sign one or more registration statements and any amendments thereto to be filed by Con Edison with the Securities and Exchange Commission to register under the Securities Act of 1933 not to exceed 4.0 million shares of Con Edison’s Common Shares ($.10 par value) to be offered and sold under the Con Edison Automatic Dividend Reinvestment and Cash Payment Plan.

IN WITNESS WHEREOF, the undersigned has executed this instrument this 27th day of January, 2009.

/s/ L. Frederick Sutherland